                                                                Exhibit 10.29(a)


            This Amendment No. 1 ("Amendment No. 1") to the Registration Rights Agreement (the "Registration Rights Agreement"), dated as of February 29, 1996 by and between Ciba-Geigy Limited (which has since assigned the Registration Rights Agreement to Ciba Specialty Chemicals Holding Inc., a Swiss Corporation ("Ciba")), and Hexcel Corporation, a Delaware corporation ("Hexcel") is hereby made and entered into as of the 29th day of December, 1998 by and between Ciba and Hexcel.

        WHEREAS, Ciba and Hexcel desire to amend the Registration Rights Agreement;

        WHEREAS, defined terms used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Registration Rights Agreement.

        NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein and in the Registration Rights Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

        1. Section 1 of the Registration Rights Agreement is hereby amended by adding the following defined term immediately after the definition of "Shelf Registration Statement" and immediately before the definition of "Third Installment":

""SHELF REQUEST" has the meaning set forth in Section 2(a) hereof."

        2. Section 2(a) of the Registration Rights Agreement is hereby amended by deleting the first clause of Section 2(a) up to, but not including, the proviso and replacing such clause with the following:

"Upon the written request of Ciba (the "Shelf Request"), Hexcel shall prepare and, not later than 60 days after receipt of the Shelf Request, shall file with the SEC, and thereafter shall use its commercially reasonable effort to cause to be declared effective under the Securities Act on or prior to the 60th day following receipt of the Shelf Request, a Shelf Registration Statement relating to the offer and sale by Ciba and the Ciba Entities of all Registrable

Securities permitted to be registered on Form S-3 as part of such Shelf Registration Statement in the manner or manners elected by Ciba and set forth in such Shelf Registration Statement;"

        3. Section 2(b) of the Registration Rights Agreement is hereby amended by deleting Section 2(b) in its entirety and replacing such Section with the following:

 "(b) Once the Shelf Registration Statement has been declared effective under the Securities Act, Hexcel shall use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective during the remainder of the Registration Period and to permit Ciba to use such Shelf Registration Statement to distribute Registrable Securities in the manners selected by Ciba."

        4. Section 2(c) of the Registration Rights Agreement is hereby amended by deleting Section 2(c) in its entirety and replacing such Section with the following:

"(c) Without limiting the foregoing, once the Shelf Registration Statement has been declared effective under the Securities Act, Hexcel shall be deemed not to have made commercially reasonable efforts to keep the Shelf Registration Statement effective during the remainder of the Registration Period if Hexcel voluntarily takes any action that would r esult in Ciba or any Ciba Entity not being able to offer and sell Registrable Securities that are then eligible under this Agreement to be offered and sold unless (i) such action is required by applicable law, rule, regulation, or legal proceeding or (ii) such action is consistent with the provisions of Section 5 hereof.

        IN WITNESS WHEREOF, Ciba, on behalf of itself and the Ciba Entities, and Hexcel by their duly authorized representative(s) have caused this Amendment No. 1 to be executed as of the day and year first above written.


                                       CIBA SPECIALTY CHEMICALS HOLDING INC.


                                       By:
                                          ----------------------------------
                                            Name:
                                            Title


                                       By:
                                          ----------------------------------
                                            Name:
                                            Title


                                       HEXCEL CORPORATION


                                       By:
                                          ----------------------------------
                                            Name:
                                            Title













                                       3